SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 20, 2006

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                         First Federal Bankshares, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                        0-25509                 42-1485449
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      (State or other             (Commission File Number)   (I.R.S. Employer
 jurisdiction of incorporation)                             Identification No.)



329 Pierce Street, Sioux City, Iowa                           51101
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(Address of principal executive offices)                    (Zip Code)


                                 (712) 277-0200
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))




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Item 5.02.   Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

     On July 20, 2006, the Board of Directors of First Federal Bankshares, Inc. (the "Company") and the Board of Directors of the Company's savings bank subsidiary, First Federal Bank (the "Bank"), approved director nominees Jon G. Cleghorn, Michael W. Dosland and David M. Roederer, as submitted by the
Nominating Committee, to stand for election at the 2006 Annual Meetings of Stockholders. The terms are for three years expiring in 2009.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST FEDERAL BANKSHARES, INC.

Dated:  July 20, 2006             By:  /s/ Michael W. Dosland
                                       ------------------------------------
                                       Michael W. Dosland
                                       President and Chief Executive Officer
                                       (Duly authorized representative)